NATIXIS FUNDS

Natixis Sustainable Future 2015 Fund®	Natixis Sustainable Future 2040 Fund®
Natixis Sustainable Future 2020 Fund®	Natixis Sustainable Future 2045 Fund®
Natixis Sustainable Future 2025 Fund®	Natixis Sustainable Future 2050 Fund®
Natixis Sustainable Future 2030 Fund®	Natixis Sustainable Future 2055 Fund®
Natixis Sustainable Future 2035 Fund®	Natixis Sustainable Future 2060 Fund®

(each a “Fund” and together the “Funds”)

Supplement dated July 17, 2020 to the Funds’ Summary Prospectuses and Prospectus, dated

June 1, 2020, as may be revised or supplemented from time to time.

Effective September 1, 2020, all references to Christopher Sharpe as a “portfolio manager” of each Fund are hereby revised to “lead portfolio manager.”

Additionally, all references to Marina Gross, Curt Overway and Daniel Price as a “portfolio manager” of each Fund are hereby revised to “co-portfolio manager.”